UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2003


                         Shire Pharmaceuticals Group plc
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                England and Wales
________________________________________________________________________________
                 (State or other jurisdiction of incorporation)


              0-29630                                     98-0359573
     (Commission File Number)                (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
________________________________________________________________________________
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000



________________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Shire  Pharmaceuticals  Group plc has issued the press release  attached as
Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

                  (c)  Exhibits.  The following exhibit is filed herewith:

99.1              Press Release dated September 11, 2003

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2003                        SHIRE PHARMACEUTICALS GROUP PLC



                                             By: /s/ A C Russell
                                                 -------------------------------
                                                  Name:  Angus Russell
                                                  Title:  Group Finance Director

                                  EXHIBIT INDEX


Number   Description

99.1              Press Release dated September 11, 2003